Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Nature of Business and Summary of Significant Accounting Policies

(1) Nature of Business and Summary of Significant Accounting Policies

(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of companies, consisting of TGH and its subsidiaries (collectively, the “Company”), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated third-party owners’ (the “Container Investors”) container fleets.

The Company conducts its business activities in three main areas: Container Ownership, Container Management and Container Resale. These activities are described below (also see Note 10 “Segment Information”).

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include refrigerated and other special-purpose containers. These owned containers are financed through retained earnings; revolving credit facilities, secured debt facilities and a term loan provided by banks; bonds payable to investors; and a public offering of TGH’s common shares. Expenses related to lease rental income of the owned fleet primarily include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Container Investors. All rental operations are conducted worldwide in the name of the Company who, as agent for the Container Investors, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Container Investors.

Fees earned by the Company under the management agreements are typically a percentage of net operating income of each Container Investor’s fleet and consist of fees for leasing services related to the management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Lease rental income and expenses arising from the operation of the managed fleet are presented on a gross basis, whereby revenue billed to shipping lines and expenses incurred and distributions to the container investors of the managed fleet are presented in the Company’s consolidated statements of operations. Accounts receivable and vendor payables arising from direct container operations of the managed containers are presented on a gross basis in the Company’s consolidated balance sheets. See Note 3 “Managed Container Fleet” for information on the managed fleet containers.

Container Resale

The Company buys and subsequently resells containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

(b)	Principles of Consolidation and Variable Interest Entity

The consolidated financial statements of the Company include TGH and all of its subsidiaries in which the Company has a controlling financial interest. All significant intercompany accounts and balances have been eliminated in consolidation.

The Company determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity (“VIE”) or a voting interest entity (“VME”). If it is determined that the Company does not have a variable interest in the entity, no further analysis is required, and the Company does not consolidate the entity.

TAP Funding

On December 20, 2012, the Company’s wholly-owned subsidiary, Textainer Limited (“TL”), purchased 50.1% of the outstanding common shares of TAP Funding Ltd. (“TAP Funding”) (a Bermuda company) from TAP Ltd. (“TAP”). Both before and after this purchase, TAP Funding leases containers to lessees under operating and finance leases. TAP is governed by members and management agreements and the Company’s wholly-owned subsidiary, Textainer Equipment Management Limited (“TEML”), manages all of TAP Funding’s containers, making day-to-day decisions regarding the marketing, servicing and design of TAP Funding’s leases.  TL’s purchase of a majority ownership of TAP Funding’s common shares allowed the Company to increase the size of its owned fleet at an attractive price. Under TAP Funding’s members agreement, TL owns 50.1% and TAP owns 49.9% of the common shares of TAP Funding. As common shareholders, TL has two voting rights and TAP has one voting right of TAP Funding, with the exception of certain matters such as bankruptcy proceedings and the incurrence of debt and mergers and consolidations, which require unanimity. TL also has two seats and TAP has one seat on TAP Funding’s board of directors. In addition, TL has an option to purchase the remaining outstanding common shares of TAP Funding held by TAP during the period beginning January 1, 2023 and through December 31, 2024 for a purchase price equal to the equity carrying value of TAP Funding plus 6% of TAP’s percentage ownership interest in TAP Funding minus the sum of any and all U.S. federal, state and local taxes of any nature that would be recognized by TL if TAP Funding was liquidated by TL immediately after TL purchased its shares.

TAP Funding is a VME and the Company consolidates TAP Funding as the Company has a controlling financial interest in TAP Funding, in which TL owns 50% or more voting interest. TAP Funding’s profits and losses are allocated to TL and TAP on the same basis as their ownership percentages. The equity owned by TAP in TAP Funding is shown as a “noncontrolling interest” on the Company’s consolidated balance sheets and the net income (loss) attributable to the noncontrolling interest’s operations is shown as “net (income) loss attributable to the noncontrolling interests” on the Company’s consolidated statements of operations. On January 19, 2021, the Company completed the acquisition of 49.9% of the common shares of TAP Funding (see Note 14 “Subsequent Events”).

Leased Assets Pool Company Limited

On December 31, 2019, the Company completed the acquisition of Leased Assets Pool Company Limited (“LAPCO”) (a Bermuda company) from Trencor Limited. After the acquisition, LAPCO became a wholly-owned subsidiary of TL. As a result of the LAPCO acquisition which was accounted for as an asset acquisition of LAPCO’s container fleet, the management agreement between the Company and LAPCO was terminated and effectively settled the pre-existing contractual relationship at acquisition date. Under the terms of the management agreement, the Company previously managed a substantial portion of LAPCO’s container fleet. Because the terms of the pre-existing management agreement were determined to be favorable to the Company compared to current market terms for similar arrangements, a portion of the excess of the fair value of the net assets acquired over the purchase consideration was deemed to be applicable to the effective settlement of the management agreement. Therefore, a gain of $1,823 was recorded on the acquisition date in the consolidated statements of operations as “gain on settlement of pre-existing management agreement” during the year ended December 31, 2019.

Managed Containers

The Company enters into container management agreements with Container Investors. The fees earned by the Company for managing container portfolios on behalf of Container Investors are commensurate with the level of effort required to provide those management services and the Company does not have the obligation to absorb losses or the right to receive benefits that may be significant to the Container Investors. As such, the Company is not the primary beneficiary and does not consolidate the Container Investors. Managed containers which are owned by Container Investors are not assets of the Company and are not included in the consolidated financial statements, except for certain managed containers that the Company is deemed to own with associated container leaseback financial liability of the Company in accordance with Topic 842, Leases (see Note 1(a) “Nature of Operations” and Note 3 “Managed Container Fleet”).

Owned Containers

The majority of the container equipment included in the accompanying consolidated financial statements is owned by TL, Textainer Marine Containers II Limited (“TMCL II”), Textainer Marine Containers V Limited (“TMCL V”), Textainer Marine Containers VI Limited (“TMCL VI”) and Textainer Marine Containers VII Limited (“TMCL VII”), all Bermuda companies and all of which were wholly-owned subsidiaries of the Company as of December 31, 2020 and 2019. All owned containers are pledged as collateral for debt as of December 31, 2020 and 2019.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 11 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in Bermuda, Canada, Hong Kong, Malaysia, Singapore, South Africa, the United Kingdom and the United States. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets reported within the consolidated balance sheets.

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the amounts shown in the consolidated statements of cash flows:

	2020	2019	2018
Cash and cash equivalents	$131,018	$180,552	$137,298
Restricted cash included in long-term assets	74,147	97,353	87,630
Cash, cash equivalents and restricted cash, end of period	$205,165	$277,905	$224,928

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value. The Company recorded a write-off of intangible assets amounting to $0 and $2 during the years ended December 31, 2020 and 2019, respectively, for the management rights relinquished relating to the purchase of containers previously managed for a container investor. As of December 31, 2020, the aggregate future amortization of intangible assets of $2,719 is expected to amortize through year 2022.

(e)	Revenue Recognition

The components of the Company’s revenue as presented in the consolidated statements of operations and in Note 10 “Segment Information” are as follows:

Lease Rental Income

Lease rental income arises principally from leasing containers to various international shipping lines and includes all rental charges billed to the lessees. Lease rental income - owned fleet comprises rental income for the container fleet owned by the Company. Lease rental income - managed fleet comprises rental income for the container fleet owned by the Container Investors. For lease accounting purposes, the management agreements with these Container Investors are deemed to convey to the Company the right to control the use of the managed containers and are therefore accounted for as “lease rental income - managed fleet” as reported in the consolidated statements of operations (see Note 3 “Managed Container Fleet” for further information).

Revenue is recorded when earned according to the terms of the container rental contracts with customers. Revenue is earned and recognized evenly over the period that the equipment is on lease. These contracts are typically for terms of five or more years and are generally classified as operating leases. Where minimum lease payments vary over the lease term, revenue is recognized on a straight-line basis over the term of the lease. Lease rental income comprises daily per diem rental charges due under the lease agreements, together with payments for other charges set forth in the leases, such as handling fees, drop-off charges, pick-up charges, and charges for a damage protection plan.

Under long-term lease agreements, containers are usually leased from the Company for periods of five or more years. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease.

Under finance leases, the containers are usually leased from the Company for the remainder of the container’s useful life and ordinarily provide lessees with a right to purchase the subject containers for a nominal amount at the end of the lease term. Finance lease income is recognized using the effective interest method, which generates a constant rate of interest over the period of the lease.

Under sales-type leaseback arrangements that are accounted for as financing transactions, payments made by the customers are recorded as a reduction to the container leaseback financing receivable and as interest income. Interest income is recognized using the effective interest method, which generates a constant rate of interest over the period of the arrangement.

The Company’s container leases generally do not include step-rent provisions, nor do they depend on indices or rates. The Company recognizes revenue on container leases that include lease concessions in the form of free-rent periods using the straight-line method over the minimum terms of the leases.

Management Fees - Non-leasing

Under the Company’s management service agreements with Container Investors, fees are earned for the acquisition and sale of containers under management (see Note 3 “Managed Container Fleet” for further information). Acquisition fees from purchases of containers for managed fleet are deferred and recognized as earned on a straight-line basis over the deemed lease term.

Trading Container Margin

The Company’s trading container sales proceeds arise from the resale of new and used containers to a wide variety of buyers. The related expenses represent the cost of trading containers sold as well as other selling costs that are recognized as incurred. Revenue is recorded when control of the containers is transferred to the customer, which typically occurs upon delivery to, or pick-up by, the customer and when collectability is reasonably assured.

(f)Allowance for Credit Losses

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-13, Financial Instruments – Credit Losses (Topic 326) (“ASU 2016-13”), which replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses over the life of the Company’s net investments in finance leases and container leaseback financing receivable. Operating lease receivables are accounted for under Topic 842, Leases and are not within the scope of Topic 326. The guidance requires the measurement of expected credit losses using a forward-looking approach based on relevant information from past events, current conditions, and reasonable and supportable forecasts that affect collectability.

The Company adopted ASU 2016-13 and all related amendments on the effective date of January 1, 2020 using the modified retrospective method by recognizing the cumulative effect adjustment to the opening balance of retained earnings at the adoption date. Periods prior to the adoption date that are presented for comparative purposes are not adjusted. As a result of the adoption of ASU 2016-13, the Company recognized a beginning balance transition adjustment to the allowance for credit losses on January 1, 2020 of $892, with a cumulative effect adjustment to the opening balance of retained earnings in the consolidated balance sheet and consolidated statement of stockholder’s equity as of December 31, 2020.

Accounts receivable, net investment in finance leases and container leaseback financing receivable are stated at amortized cost net of allowance for credit losses (see Note 6 “Allowance for Credit Losses” for further information).

Accounts Receivables

The Company maintains allowances, if necessary, for doubtful accounts against accounts receivables resulting from the inability of its lessees to make required payments related to billed amounts under the operating leases, finance leases, container leaseback financing receivable and for sales of owned fleet containers and trading containers. The allowance is developed based on two components: (1) specific reserves for receivables for which management believes full collection is doubtful; and (2) a general reserve for estimated losses inherent in the receivables. These allowances are based on an ongoing review of the credit worthiness, but not limited to, each lessee’s payment history, management’s current assessment of the financial condition of the Company’s lessees, their ability to make their required payments and the recoverability. The Company considers an account past due when a payment has not been received in accordance with the terms of the lease agreement, and if the financial condition of the Company’s lessees deteriorates resulting in an impairment of their ability to make payments, additional allowances may be required.

Accounts receivables are generally written off after an analysis is completed which indicates that collection of the full balance is remote. Changes in economic conditions or other events may necessitate additions or deductions to the allowance for doubtful accounts. The allowance is intended to provide for losses inherent in the owned and managed fleet’s accounts receivable and requires the application of estimates and judgments as to the outcome of collection efforts and the realization of collateral, among other things.

Net Investment in Finance Leases and Container Leaseback Financing Receivables

The Company maintains allowances for credit losses against net investment in finance leases and container leaseback financing receivable related to unbilled amounts under the finance leases and the sales-type leaseback arrangements accounted for as financing receivable. The Company estimates its potential future expected credit losses based on historical losses from lessee defaults, current economic conditions and reasonable and supportable forecasts that may affect the collectability of the reported amount. The Company monitors its container lessees’ performance and its lease exposures on an ongoing basis. The Company evaluates its exposure by portfolio with similar risk characteristics based on the credit worthiness, external credit data and overall credit quality of its lessees.

The Company’s internal risk rating categories are “Tier 1” for the lowest level of risk which are typically the large international shipping lines with strong financial and asset base; “Tier 2” for moderate level of risk which includes lessees which are well-established in the market; and “Tier 3” for the highest level of risk which includes smaller shipping lines or lessees that exhibit high volatility in payments on a regular basis.

(g)Direct Container Expenses – Owned Fleet

Direct container expense – owned fleet represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance and repair, repositioning, agent, and insurance expense. These costs are recognized when incurred.

(h)	Distribution Expense to Managed Fleet Container Investors

Our distribution amounts to Container Investors for the managed fleet includes the net operating income of each Container Investor’s fleet, reduced by associated lease management fees earned and retained by the Company. This amount is also reduced by expenses related to the operation of the managed containers which are presented on a gross basis in the consolidated statements of operations. Expenses related to the operation of the managed containers such as storage, handling, repairs, repositioning, agent, insurance expense and general and administrative expenses are recognized when incurred.

(i)	Trading Containers and Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or fair value. The cost of trading containers sold is specifically identified. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less cost to sell. The fair value is estimated based on recent gross sales proceeds for sales of similar containers. Trading containers and containers held for resale are not subject to depreciation.

(j)	Foreign Currencies

A functional currency is determined for each of the Company’s entities based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency is the U.S. dollar, excluding its foreign subsidiaries Textainer Equipment Management (United Kingdom) Limited and Textainer Equipment Management (Singapore) Pte Ltd. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains or losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange losses, reported in “direct container expense – owned fleet” in the consolidated statements of operations were $251, $393, and $1,085 for the years ended December 31, 2020, 2019 and 2018, respectively. For consolidation purposes, the financial statements are translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income.

(k)	Fixed Assets and Capitalized Implementation Costs

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of such property, furniture and equipment, ranging from three to seven years. Expenditures for maintenance and repairs are expensed as they are incurred.

In August 2018, the FASB issued Accounting Standards Update No. 2018-15, Intangibles - Goodwill and Other (Topic 350) - Internal-Use Software: Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”). The amendments in the update align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The Company adopted ASU

2018-15 on January 1, 2020 using the prospective transition approach and the implementation costs that were capitalized for the year ended December 31, 2020 amounted to $4,212 were included in “prepaid expenses and other current assets” in the Company’s consolidated balance sheet. Amortization of the capitalized implementation costs will commence when the hosting arrangement is ready for its intended use and will be amortized over the term of the hosting arrangement on a straight-line basis.

(l)	Containers

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the Company’s containers from the manufacturer to the containers’ first destined port. Containers are depreciated using the straight-line method over their estimated useful lives to an estimated dollar residual value. Used containers are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value.

The Company evaluates the estimated residual values and remaining estimated useful lives on a regular basis to determine whether a change in its estimates of useful lives and residual values is warranted. To perform this assessment, the Company analyzed sales data over a minimum of a ten-year period which reflected the cyclical nature of the global economic environment and its industry and assessed whether the average selling prices fall within a reasonable range compared to current residual values. The Company determined that a ten-year length of time includes sufficient periods of high and low used container prices to estimate future residual values. If the ten-year period was outside of the range of a container type, the Company evaluated the trend in average selling prices over three, five, and seven-year periods to corroborate the trend in the ten-year period. The Company then performed a comparison of the estimated residual values to publicly available peer data within the industry. The Company completed its annual depreciation policy review and concluded no change was necessary during the year ended December 31, 2020.

The Company estimates the useful lives and residual values of its containers to be as follows:

	As of December 31, 2020 and 2019
	Estimated useful	Residual
	life (years)	Value
Dry containers other than open top and flat rack containers:
20'	13	$1,000
40'	14	$1,200
40' high cube	13	$1,400
45' high cube	13	$1,500
Refrigerated containers:
20'	12	$2,750
20' high cube	12	$2,049
40' high cube	12	$4,000
Open top and flat rack containers:
20' folding flat rack	15	$1,300
40' folding flat rack	16	$1,700
20' open top	15	$1,500
40' open top	14	$2,500
Tank containers	20	10% of cost

The cost, accumulated depreciation and net book value of the Company’s container leasing equipment by equipment type as of December 31, 2020 and 2019 were as follows:

	2020			2019
	Cost	Accumulated Depreciation	Net Book Value	Cost	Accumulated Depreciation	Net Book Value
Dry containers other than open top and flat rack containers:
20'	$1,532,753	$(428,913)	$1,103,840	$1,627,878	$(396,247)	$1,231,631
40'	144,881	(55,154)	89,727	167,011	(58,852)	108,159
40' high cube	2,717,384	(672,416)	2,044,968	2,510,937	(592,374)	1,918,563
45' high cube	27,880	(12,747)	15,133	28,670	(11,488)	17,182
Refrigerated containers:
20'	20,164	(8,493)	11,671	20,484	(7,258)	13,226
20' high cube	2,605	(1,742)	863	5,139	(3,090)	2,049
40' high cube	1,103,817	(398,721)	705,096	1,052,707	(338,068)	714,639
Open top and flat rack containers:
20' folding flat	17,228	(5,132)	12,096	17,617	(4,538)	13,079
40' folding flat	49,167	(18,275)	30,892	51,152	(17,278)	33,874
20' open top	13,253	(1,790)	11,463	13,259	(1,625)	11,634
40' open top	22,271	(4,738)	17,533	23,313	(4,351)	18,962
Tank containers	93,240	(11,470)	81,770	81,151	(7,998)	73,153
	$5,744,643	$(1,619,591)	$4,125,052	$5,599,318	$(1,443,167)	$4,156,151

See Note 3 “Managed Container Fleet” for information on the managed fleet containers included above.

Impairment of Container Rental Equipment

The Company reviews its containers for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The Company compares the carrying value of the containers to the expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. There was no such impairment on the Company’s leasing equipment for the years ended December 31, 2020, 2019 and 2018.

Write-Off of Container Rental Equipment due to Lessees in Default

The Company evaluates the recoverability of the recorded amounts of containers that are unlikely to be recovered from lessees in default. The Company recorded a gain on container recovery of $1,644 during the year ended December 31, 2020 due to a settlement agreement with an insolvent lessee on containers which were previously written off in 2018. The Company recorded impairment (recoveries) charges during the years ended December 31, 2020, 2019 and 2018 of $(1,647), $7,179 and $12,980, respectively, to write-off containers that were unlikely to be recovered from lessees in default, net of gains of $1,647, $1,988 and $0 associated with recoveries on containers previously estimated as lost with lessees in default for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts are recorded in the consolidated statements of operations as “container lessee default (recovery) expense, net”.

Impairment of Containers Held for Sale

Containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell. The Company records impairment to write-down the value of containers held for sale to their estimated fair value less cost to sell. The fair value was estimated based on recent gross sales proceeds for sales of similar types of containers in the locations in which the containers are stored. When containers are retired or otherwise sold, the cost and related accumulated depreciation are removed, and any resulting gain or loss is recognized. Any subsequent increase in fair value less cost to sell is recognized as a reversal of container impairment but not in excess of the cumulative loss previously recognized. During the years ended December 31, 2020, 2019 and 2018, the Company recorded container impairments of $11,094, $14,238 and $13,795, respectively, to write down the value of containers held for sale to their estimated fair value less cost to sell, net of reversals of previously recorded impairments on containers held for sale due to rising used container prices. The impairment charges are included in “depreciation expense” in the consolidated statements of operations.

During the years ended December 31, 2020, 2019 and 2018, the Company recorded the following net gain on sale of containers, included in “gain on sale of owned fleet containers, net” in the consolidated statements of operations:

	2020		2019		2018
	Units	Amount	Units	Amount	Units	Amount
Gain on sale of previously written down owned fleet containers, net	51,541	$15,451	52,319	$6,665	28,291	$14,563
Gain on sale of owned fleet containers not written down, net	54,807	11,779	52,126	14,732	79,119	21,508
Gain on sale of owned fleet containers, net	106,348	$27,230	104,445	$21,397	107,410	$36,071

Gain on sale of owned fleet containers, net

The Company also generally sells containers at the end of their useful lives or when it is financially attractive to do so. The gain on sale of owned fleet containers is the excess of the sale price over the carrying value for these units at the time of sale. Revenue is recorded when control of the containers is transferred to the customer, which typically occurs upon delivery to, or pick-up by, the customer and when collectability is reasonably assured.

Gain on sale of owned fleet containers, net, also includes gains (losses) recognized at the inception of sales-type leases of our owned fleet, representing the excess (deficiency) of the estimated fair value of containers placed on sales-type leases over (below) their book value.

(m)Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is deemed to be unlikely.

The Company also accounts for income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in an adjustment to income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(n)	Debt Issuance Costs

The Company capitalizes costs directly associated with the issuance or modification of its debt and the balance of the debt issuance costs, net of amortization, are netted against the debt recorded in the consolidated balance sheets.

Debt issuance costs are amortized using the interest rate method and the straight-line method over the general terms of the related fixed principal payment debt and the related revolving debt facilities, respectively, and the amortization is recorded as “interest expense” in the consolidated statements of operations. In 2020, 2019 and 2018, debt issuance costs of $13,637, $9,417 and $10,285, respectively, were capitalized and amortization of debt issuance costs of $7,712, $7,369 and $8,400, respectively, were recorded in interest expense.

When the Company’s debt is modified or terminated, any unamortized debt issuance costs related to a decrease in borrowing capacity with any of the Company’s lenders is immediately written-off and recorded in write-off of unamortized deferred debt issuance costs and bond discounts. In 2020, write-offs of unamortized deferred debt issuance costs and bond discounts included $122 and $8,628 of write-offs related to the amendment of TAP Funding Revolving Credit Facility and the early redemption of 2017-1 Bonds, 2017-2 Bonds and 2018-1 Bonds, respectively, (see Note 8 “Debt”). In 2018, write-offs of unamortized deferred debt issuance costs and bond discounts included $529 and $352 of write-offs related to the amendment of the TL Revolving Credit Facility and the termination of the TL Term Loan, respectively, (see Note 8 “Debt”). No unamortized debt issuance costs were written-off during the year ended December 31, 2019.

(o)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. During 2020, 2019 and 2018, $15,225 or 28%, $10,527 or 23%, and $11,141 or 21%, respectively, of the Company’s direct container expenses – owned fleet were paid in up to 20 different foreign currencies. In accordance with its policy, the Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are mainly international shipping lines, which transport goods on international trade routes. Once the containers are on-hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees.

Except for the lessees noted in the tables below, no other single lessee made up greater than 10% of the Company’s lease rental income from its owned fleet during the years ended December 31, 2020, 2019 and 2018,  and more than 10% of the Company’s gross accounts receivable from its owned fleet as of December 31, 2020 and 2019:

Lease Rental Income - owned fleet	2020	2019	2018
Customer A	18.4%	15.4%	14.0%
Customer B	12.7%	13.3%	13.4%
Customer C	9.4%	8.3%	8.4%

Gross Accounts Receivable - owned fleet	2020	2019
Customer A	30.3%	17.1%
Customer B	12.9%	11.2%
Customer C	10.3%	7.0%

Total fleet lease rental income, as reported in the consolidated statements of operations, comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned from leases on containers in its managed fleet. Except for the lessees noted in the table below, no other single lessee accounted for more than 10% of the Company’s total fleet lease rental income during the years ended December 31, 2020, 2019 and 2018, and more than 10% of the Company’s gross accounts receivable from its total fleet as of December 31, 2020 and 2019:

Lease Rental Income - total fleet	2020	2019	2018
Customer A	17.8%	14.8%	13.8%
Customer B	13.3%	13.5%	13.7%
Customer C	9.7%	8.7%	8.7%

Gross Accounts Receivable - total fleet	2020	2019
Customer A	37.7%	16.6%
Customer C	16.7%	7.7%
Customer B	11.6%	12.0%

As of December 31, 2020, and 2019, approximately 98.0% and 95.6%, respectively, of the Company’ gross accounts receivable for its total fleet were from container lessees and customers domiciled outside of the U.S. As of December 31, 2020 and 2019, approximately 99.8% and 97.5%, respectively, of the Company’s gross finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single country made up greater than 10% of the Company’s total fleet container lease billings during 2020, 2019 and 2018.

Country	2020	2019	2018
Switzerland	20.5%	13.3%	14.1%
France	12.7%	14.0%	13.8%
Taiwan	12.3%	15.5%	14.6%
People's Republic of China	11.8%	14.1%	15.0%
Singapore	11.0%	11.1%	10.5%

(p)	Derivative Instruments and Hedging

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The fair value of the derivative instruments is measured at each balance sheet date and is reflected on a gross basis on the consolidated balance sheets. The Company establishes criteria for both the designation and effectiveness of hedging activities. See Note 9 “Derivative Instruments” for further discussions.

If a derivative meets the definition of a cash flow hedge and is so designated, changes in the fair value of the derivative are recorded as a component of accumulated other comprehensive income, net of a provision for income taxes. Changes in the fair value of these derivatives are subsequently reclassified into earnings in the period that the hedged transaction affects earnings. For derivative instruments that do not meet the criteria for hedge accounting, or contracts for which the Company has not elected hedge accounting, the changes in the fair value are recognized in earnings during the period of change.

(q)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options, restricted share units (“RSU”) and performance restricted share units (“PSU”) awarded under its 2019 Share Incentive Plan (the “2019 Plan”) on the grant date. The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the estimated fair value for share options. The Company uses the fair market value of the Company’s common shares on the grant date, discounted for estimated dividends that will not be received by the employees during the vesting period, for determining the estimated fair value for time based RSUs. For PSUs or market based restricted share units that were granted with a market condition, the Company uses the Monte-Carlo simulation valuation model. See Note 12 “Share-Based Compensation” for further discussions.

Compensation expense for share options and RSUs with only a service condition is recognized on a straight-line basis over the requisite service period, generally the vesting period of the award. Provided that the requisite service period is rendered, compensation expense for PSUs with a market condition is recognized on a straight-line basis even if the market condition is not achieved. Compensation expense is recognized net of forfeitures that are estimated at the time of grant based on the Company’s historical experience and revised in subsequent periods if actual forfeitures differ from those estimates. The expected forfeiture rate was 3.5%, 3.4% and 4.3% as of December 31, 2020, 2019 and 2018, respectively.

Share-based compensation expense of $4,723, $4,388 and $7,355 was recorded during 2020, 2019 and 2018, respectively, of which $4,257, $3,780 and $6,746 was presented as a part of “general and administrative expenses”, and the remaining balance was presented as a part of “direct container expenses – owned fleet” during 2020, 2019 and 2018, respectively in the Company’s consolidated statements of operations.

(r)	Comprehensive Income

The Company discloses the effect of its foreign currency translation adjustment, change in fair value of cash flow hedging derivative instruments, and reclassification of realized gain or loss on cash flow hedging instruments as components of “other comprehensive income” in the Company’s consolidated statements of comprehensive income.

(s)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(t)	Net Income Attributable to Textainer Group Holdings Limited Common Shareholders Per Share

Basic earnings per share (“EPS”) is computed by dividing net income attributable to Textainer Group Holdings Limited common shareholders by the weighted average number of shares outstanding during the applicable period. Diluted EPS reflects the potential dilution that could occur if all outstanding share options were exercised for, and all outstanding RSUs and PSUs were converted into, common shares. Potentially dilutive share options, RSUs and PSUs that were anti-dilutive under the treasury stock method were excluded from the computation of diluted EPS. A reconciliation of the numerator and denominator of basic EPS with that of diluted EPS during 2020, 2019 and 2018 is presented as follows:

Share amounts in thousands	2020	2019	2018
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$72,822	$56,724	$50,378
Denominator:
Weighted average common shares outstanding-- basic	53,271	57,349	57,200
Dilutive share options and RSUs	210	110	287
Weighted average common shares outstanding-- diluted	53,481	57,459	57,487
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$1.37	$0.99	$0.88
Diluted	$1.36	$0.99	$0.88

Share options, RSUs and PSUs excluded from the computation of diluted EPS because they were anti-dilutive	1,674	1,805	1,232

(u)	Fair Value Measurements

Fair value represents the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.
•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

As of December 31, 2020 and 2019, the carrying amounts of cash and cash equivalents, restricted cash, accounts receivable and payable, due from affiliates, net, container contracts payable, and due to container investors, net, approximate their fair values due to the short-term nature of these financial instruments. See Note 9 “Derivative Instruments” for further discussions on fair value of derivative instruments.

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2020 and 2019:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2020 and 2019
	(Level 1)	(Level 2)	(Level 3)	Cumulative Impairment (2)
December 31, 2020
Assets
Containers held for sale (1)		$5,845		$2,118
Total	$—	$5,845	$—	$2,118
December 31, 2019
Assets
Containers held for sale (1)	$—	$22,217	$—	$6,346
Total	$—	$22,217	$—	$6,346

(1)

Represents the carrying value of containers included in “containers held for sale” in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.

(2)	Represents the cumulative net impairment charges recognized on equipment held for sale from the date of designated held for sale status to the indicated period end date.

Fair Value of Containers Held for Sale

The Company recorded impairments to write down the value of containers identified for sale to their estimated fair value less cost to sell under a Level 2 input. The Company relies on its recent sales proceeds for sales of similar types of containers in the locations in which the containers are stored. Subsequent additions or reductions to the fair values of these written down assets are recorded as adjustments to the carrying value of the equipment held for sale.

Fair Value of Other Assets and Liabilities

At December 31, 2020 and 2019, the fair value of net investment in finance leases (including the short-term balance) was approximately $856,392 and $299,275 at December 31, 2020 and 2019, respectively, compared to book values of $879,960 and $295,303 at December 31, 2020 and 2019, respectively. The fair value of container leaseback financing receivable (including the short-term balance) was approximately $363,774 and $267,551 at December 31, 2020 and 2019, respectively, compared to book values of $363,868 and $271,658 at December 31, 2020 and 2019, respectively. The fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately $4,144,332 and $3,798,683 at December 31, 2020 and 2019, respectively, compared to book values of $4,115,344 and $3,797,729 at December 31, 2020 and 2019, respectively.

(v)	Leases

The Company adopted FASB Accounting Standards Update No. 2016-02, Leases (“ASU 2016-02”) on the effective date of January 1, 2019 by using the effective date transition method and by electing the “package of practical expedients.” As a result of the adoption of the new lease accounting guidance, the Company (as a lessee) recognized a right-of-use asset and lease liability in the consolidated balance sheets for all existing office space leases on January 1, 2019, with the exception for short-term leases and leases that commence at or near the end of the underlying asset’s economic life.

As a result of the adoption of the new lease accounting guidance, the Company’s accounting (as a lessor) for finance leases and operating leases remained substantially unchanged and did not have an impact on the timing of revenue recognition relating to lease rental income in its consolidated statements of operations. The

Company’s consolidated statements of cash flows report all cash receipts from leases, including principal payments received from finance leases within operating activities instead of investing activities as a result of the adoption of ASU 2016-02. See Note 5 “Leases” for further discussion.

(w)	Recently Issued Accounting Standards and Pronouncements

In March 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (“Topic 848”): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). In January 2021, the FASB also issued Accounting Standards Update No 2021-01, Reference Rate Reform: Scope (“ASU 2021-01”), which expands the scope of Topic 848. The amendments provide optional guidance for a limited time to ease the potential burden in accounting for reference rate reform. The new guidance provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met, that reference LIBOR or another rate that is expected to be discontinued due to reference rate reform. The amendments in ASU 2020-04 are effective immediately and may be applied prospectively to contract modifications made and hedging relationships entered into or evaluated on or before December 31, 2022. The Company will continue its review of the debt and derivative agreements during the transition period until the USD LIBOR cessation by the end of June 2023. The Company expects the adoption of this guidance will not have a material impact on the Company’s consolidated financial statements.

On April 10, 2020, the FASB issued a question-and-answer document regarding accounting for lease concessions and other effects of the coronavirus disease pandemic (“COVID-19”). The document clarifies that entities may elect to not evaluate whether lease-related relief that lessors provide to mitigate the economic effects of COVID-19 on lessees is a lease modification under Leases ASC 842. Instead, an entity that elects not to evaluate whether a concession is a modification can then elect whether to apply the modification guidance (i.e. assume the relief was always contemplated by the contract or assume the relief was not contemplated by the contract). Both lessees and lessors may make this election only when concessions related to the effects of COVID-19 do not result in a substantial increase in the rights of the lessor or the obligations of the lessee. Upon issuance of this document, the Company made the election to apply the practical expedient method to account for any concessions as if they were contemplated as part of our existing leases and will apply this election consistently for all leases. There were no concessions related to the COVID-19 that were granted (as a lessor) or received (as a lessee) as of December 31, 2020.

In October 2020, the FASB issued Accounting Standards Update No. 2020-10, Codification Improvements – Disclosures (“ASU 2020-10”) to align with the SEC’s regulations. This ASU improves consistency by amending the codification to include all disclosure guidance in the appropriate disclosure sections and clarifies application of various provisions in the Codification by amending and adding new headings, cross referencing to other guidance, and refining or correcting terminology. The Company will adopt ASU 2020-10 as of the reporting period beginning January 1, 2021. This ASU will not affect the Company's results of operations, cash flows or financial position and the Company does not expect the adoption to have a material impact on the disclosures to the consolidated financial statements.